UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2025

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01              Entry into a Material Definitive Agreement.

On November 21, 2025, ParkerVision, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with accredited investors (the "Investors") pursuant to which the Investors agreed to purchase an aggregate of 16,481,579 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a purchase price of $0.21 per share, for an aggregate purchase price of approximately $3,461,132.  The closing of the transaction is expected to occur on November 24, 2025.  The offering was made by the Company directly to the Investors as a registered direct offering without an underwriter or placement agent.

The offering was made pursuant to the Company’s existing shelf registration statement on Form S-3 (Registration No. 333-287427), which was filed with the Securities and Exchange Commission (“SEC”) on April 25, 2025 and declared effective by the SEC on May 28, 2025, and will be described in more detail in a prospectus supplement to be filed with the SEC.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Subscription Agreements, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.  A copy of the opinion of Graubard Miller relating to the legality of the issuance and sale of the securities in the offering is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities described herein, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

 Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
5.1*	Opinion of Graubard Miller
10.1*	Form of Subscription Agreement
10.2*	List of Investors to Subscription Agreements dated November 21, 2025
23.1	Consent of Graubard Miller (included as part of Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2025
PARKERVISION, INC.

By: /s/ Cynthia French
Cynthia French
Chief Financial Officer